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                                  EXHIBIT 31.2

                                  CERTIFICATION

I, Dale L. Medford, principal financial officer, certify that:

     1. I have reviewed this quarterly report on Form 10-Q of The Reynolds and Reynolds Company.

     2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report.

     3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report.

     4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

           a. designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

           b. evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this quarterly report based on such evaluation; and

           c. disclosed in this quarterly report any change in the registrants internal controls over financial reporting that occurred during the first quarter that has materially affected or is reasonable likely to materially affect, the registrants internal control over financial reporting.

     5. I have disclosed to the registrant's auditors and the audit committee of registrant's board of directors or person performing the equivalent function:

           a. all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to affect the registrant's ability to record, process, summarize and report financial information; and

           b. any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.

     6. The registrant's other certifying officers and I have indicated in this quarterly report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: February 13, 2004                                      /s/ DALE L. MEDFORD
                                                             -------------------
                                                                 Dale L. Medford
                            Executive Vice President and Chief Financial Officer

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